UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2013

Item 1.       Report to Stockholders.

FPA Perennial Fund, Inc.

Semi-Annual Report

June 30, 2013

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Performance

For the quarter ended June 30, 2013, we are pleased that Perennial largely kept up with the Russell 2500 benchmark.

Fund/Index	QTR	YTD	1 Year	3 Years**	5 Years**	10 Years**	15 Years**
FPA Perennial	2.17%	14.03%	28.06%	17.06%	9.23%	9.61%	10.02%
Russell 2500	2.27%	15.42%	25.61%	19.57%	9.21%	10.34%	8.07%
S&P 500	2.91%	13.82%	20.60%	18.45%	7.01%	7.30%	4.24%

**  Annualized.

A redemption fee of 2.00% will be imposed on redemptions within 90 days.

Expense ratio calculated as of most recent prospectus is 1.02%.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-800-982-4372.

We are also pleased that Perennial surpassed the benchmark return over the last year, which was a fairly buoyant period. We continue to believe, however, that the relevant period for comparison should be much longer than the last twelve months. On that basis, we take pride in the Fund's performance since current management inception which is captured in the fifteen-year period.

Turning to the Fund's top performers, Life Technologies (+14%) rose after the rumored acquisition mentioned last quarter came to fruition in mid-April. ScanSource (+13%) rebounded after being the largest decliner last quarter. CarMax (+11%) reported sales that handily exceeded market estimates.

Underperformers were led by Maxim Integrated (-15%), as one of its large customers, Samsung, announced lower-than-expected smartphone sales. Sonova (-12%) declined on litigation concerns. Finally, L'Occitane (-11%) reported sales growth which trailed market expectations.

Commentary

Markets around the world were mostly buoyant over the first six months of the year. In the U.S., the major indices appreciated at a double-digit rate. Unorthodox central bank policies along with a respite from significant political disruption provided a benign backdrop until the middle of June. That's when Chairman Bernanke's hint about a slowdown in the Federal Reserve's bond buying program caused an end-of-quarter selloff in both bonds and stocks.

Portfolio

As we discuss in more detail below, we sold out of three positions in the quarter based on valuation and company-specific concerns. We also purchased a small amount of a new position and added to several existing ones. At the end of the quarter, cash stood at about 11.6% which is at the high end of our historical range. We are diligently looking for opportunities to invest the cash but, as discussed last quarter, will not compromise on company quality or valuation in order to make that investment. Instead, we will wait patiently until company-specific factors or market issues like central bank or political actions cause quality and valuation to favorably converge. In the meantime, we believe the businesses in our portfolio today have significant competitive advantages, unlevered balance sheets and are run by capable management teams. We expect them to continue to favorably grow their business values over time.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Portfolio Company Discussion

This quarter we'd like to discuss some stocks we've recently sold and the reasons why. Not surprisingly, since intelligent use of cash flow is an important criterion in deciding to buy shares in a company, a disappointment in this area, or a change of policy or objective, can often be the catalyst in developing a decision to dispose of one of our portfolio holdings.

One of the challenges that Actuant has faced deploying its capital into attractive deals is that its high-return, strong-market-share business segments, Industrial and Energy, which can boast of operating margins over 20%, even 30% in some cases, have not produced a plethora of bolt-on deals that could have permitted Actuant to deploy capital in familiar businesses and at attractive margins.

Unfortunately, instead of waiting patiently for the right opportunity to come along to spend its accumulating cash, Actuant's response to this dearth of desirable deals was to pursue several large acquisitions in the less exciting parts of its business, most significantly in Electrical. It acquired Mastervolt in November 2010 — the cost, $150 million, or 1.4x sales.

Mastervolt makes specialty electrical products for the marine and European solar markets. Marine, the smaller and less important market, has a pretty good fit with some existing Actuant businesses, but this cannot be said of the Mastervolt solar business. The European solar market is almost completely dependent on government tax subsidy. Periodic changes or even elimination of these subsidies wreak havoc with industry participants as volumes, prices, inventories, etc. move around in an unpredictable fashion.

This certainly has been the case in recent years, and it has become clear that Actuant paid well in excess of fair market value for Mastervolt. In June of 2013, Actuant confirmed this by announcing that it would divest its entire electrical segment and would record a non-cash after-tax charge of $150 million. Actuant had owned Mastervolt for just 2 1/2 years.

In addition to the capital allocation issue, we were also cognizant of valuation. Actuant was purchased for the first time in October 2008 at $17 per share, or 11x EPS.1 We added to the position at declining prices, ending with our last purchase at less than $9 per share (7x EPS) near the March 2009 market lows. Our recent sale was at an average price of $33, which valued the company at 19x EPS.

Our disappointment with Actuant's deployment of its cash flow and the risk of future misallocation was the most important reason for our sale, but the company's full valuation makes us comfortable that this was an opportune time to exit.

Another company recently sold is Manpower, the large provider of temporary workers. Manpower's two-part strategy is straight-forward. First, expand in underserved markets, generally ones in which there was a limited tradition of temporary employment, and often ones in which temporary employment had only recently been legalized.

Most of the countries of Europe were fairly recent but enthusiastic converts to temporary labor. Unfortunately for Manpower, Europe represents almost two-thirds of its revenues, with the economic weakness in southern Europe (over one-third of total MAN revenues) overwhelming the continuing preference by companies for temporary workers. Outside of Europe, expansion of temporary labor in emerging markets made those countries Manpower's fastest growing segment of the last few years (about 13% of revenues). While the very long-term potential for emerging markets is significant, their margins for the foreseeable future will likely remain structurally lower than in developed countries.

1  EPS is defined as earnings per share over the trailing twelve months.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

In addition to the organic growth described above, Manpower also made a series of acquisitions, generally in related areas, like permanent placement, specialized markets like finance or IT, training, out sourcing services, outplacement, etc. Results for these deals have been mixed, leading us to question this choice for future capital deployment.

Despite a current return on equity of only 7% on mid-cycle earnings, Manpower's stock has done remarkably well since late last year, rising from the high $30s to nearly $60 per share, driven by improved prospects for recovery of the worldwide economy. We did not share the market's enthusiasm and at a generous P/E of 24x were grateful for the opportunity to exit our position.2

In recent years VCA-Antech has been faced with a deterioration of its basic business model. VCA-Antech has long had a 2-part business strategy. First, it operated a chain of animal hospitals across the country. It is by far the largest in this sector and earns solid margins in a highly fragmented market.

Second, it has about 50 regionally-based veterinary diagnostic test labs, which provide overnight results for test panels requested by the hospital/office-based vets. The lab business has strong economies of scale, driven by route density, and has long earned excellent margins operating as it has in protected markets. VCA has used its free cash flow for many years to acquire veterinary hospitals and practices paying a price which reflected the economies of scale VCA could bring to operations of the acquired assets as well as the value of the exit strategy which VCA was providing the vet.

Over the last few years, hospital acquisitions have been getting less productive, but VCA hasn't backed off the expansion of its hospital division despite the declining returns. After recent shareholder agitation, the company agreed to begin share repurchases, but has only committed to make them a small portion of the cash flow allocation.

The second strategic issue for VCA is in its lab business. Its most important competitor, Idexx, has long put a greater emphasis on point of care tests, which give very rapid results, enabling the vet to provide more timely and accurate care. As technology advances, an increased number of key tests can be performed in the pet hospital, putting greater pressure on VCA's lab business. In addition, Idexx has been effective in bundling reference lab, point of care, and practice management software, resulting in continuing erosion in VCA's market share.

With both parts of VCA's business facing strategic challenges, a balance sheet under stress, returns on capital deteriorating, and recent share appreciation from the low $20s a few months ago to a recent $27 per share, implying 20x EPS, we concluded that it was time to move on.

We are pleased to receive reader feedback to shareholder letters at the email address, perennial@fpafunds.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende
President & Portfolio Manager
July 19, 2013

2  P/E is defined as price divided by trailing twelve month earnings per share.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FPA PERENNIAL FUND, INC.
PORTFOLIO SUMMARY

June 30, 2013
(Unaudited)

Common Stocks		88.4%
Producer Durable Goods	23.1%
Retailing	21.4%
Business Services & Supplies	15.9%
Health Care	9.6%
Energy	7.2%
Technology	5.8%
Transportation	4.7%
Other Common Stocks	0.7%
Short-Term Investments		11.8%
Other Assets and Liabilities, net		-0.2%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended June 30, 2013
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aggreko plc	12,200
bioMerieux S.A.	10,100
Domino Printing Sciences plc	30,600
EVS Broadcast Equipment S.A.	14,058
ScanSource, Inc.	63,100
Varian Medical Systems, Inc.	19,500
NET SALES
Common Stocks
Actuant Corporation (Class A) (1)	202,000
Life Technologies Corporation	78,500
ManpowerGroup Inc. (1)	72,400
VCA Antech, Inc. (1)	238,000

(1)  Indicates Elimination from Portfolio

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2013
(Unaudited)

COMMON STOCKS	Shares	Fair Value
PRODUCER DURABLE GOODS — 23.1%
Franklin Electric Co., Inc.	259,600	$8,735,540
Graco Inc.	174,100	11,004,861
HNI Corporation	288,500	10,406,195
IDEX Corporation	162,850	8,762,959
Rotork plc	18,600	755,210
WABCO Holdings, Inc.*	227,500	16,991,975
Zebra Technologies Corporation (Class A)*	227,500	9,882,600
		$66,539,340
RETAILING — 21.4%
CarMax, Inc.*	445,700	$20,573,512
L'Occitane International S.A.	490,000	1,320,403
O'Reilly Automotive, Inc.*	186,300	20,981,106
Signet Jewelers Limited	278,900	18,806,227
		$61,681,248
BUSINESS SERVICES & SUPPLIES — 15.9%
Aggreko plc	112,200	$2,801,623
CLARCOR, Inc.	140,100	7,314,621
Copart, Inc.*	409,500	12,612,600
Domino Printing Sciences plc	179,900	1,707,107
Halma PLC	351,900	2,694,393
Landauer, Inc.	9,100	439,621
ScanSource, Inc.*	440,001	14,080,032
Spirax-Sarco Engineering plc	99,185	4,052,818
		$45,702,815
HEALTH CARE — 9.6%
Bio-Rad Laboratories, Inc. (Class A)*	77,800	$8,729,160
bioMerieux S.A.	30,100	2,916,422
Life Technologies Corporation*	149,100	11,034,891
Sonova Holding AG	17,700	1,876,961
Varian Medical Systems, Inc.*	43,200	2,913,840
		$27,471,274
ENERGY — 7.2%
FMC Technologies, Inc.*	203,400	$11,325,312
Noble Corporation	253,500	9,526,530
		$20,851,842

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
TECHNOLOGY — 5.8%
EVS Broadcast Equipment S.A.	47,558	$3,301,824
Maxim Integrated Products, Inc.	182,400	5,067,072
Microchip Technology Incorporated	222,600	8,291,850
		$16,660,746
TRANSPORTATION — 4.7%
Heartland Express, Inc.	473,400	$6,566,058
Knight Transportation, Inc.	419,800	7,061,036
		$13,627,094
OTHER COMMON STOCKS — 0.7%		$1,866,192
TOTAL COMMON STOCKS — 88.4% (Cost $113,453,405)		$254,400,551
SHORT-TERM INVESTMENTS — 11.8% (Cost $33,987,775)
State Street Bank Repurchase Agreement — 0.01% 07/1/13 (Dated 06/28/2013, repurchase price $7,241,006, collateralized by $8,580,000 principal amount U.S. Treasury Note — 2.75% 2042, fair value $7,389,525)	$7,241,000	$7,241,006
Toyota Motor Credit Corporation — 0.07% 07/03/13	8,000,000	7,999,969
ExxonMobil Corporation — 0.05% 07/10/13	11,747,000	11,746,853
General Electric Capital Corporation — 0.03% 07/10/13	7,000,000	6,999,947
		$33,987,775
TOTAL INVESTMENTS — 100.2% (Cost $147,441,180)		$288,388,326
Other assets and liabilities, net — (0.2)%		(646,765)
NET ASSETS — 100%		$287,741,561

*  Non-income producing securities

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013
(Unaudited)

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $113,453,405)	$254,400,551
Short-term investments — at amortized cost (maturities 60 days or less)	33,987,775	$288,388,326
Cash		692
Receivable for:
Dividends and accrued interest	$172,547
Capital stock sold	164,011	336,558
		$288,725,576
LIABILITIES
Payable for:
Investment securities purchased	$514,440
Capital stock repurchased	259,436
Advisory fees and financial services	185,399
Accrued expenses	24,740	984,015
NET ASSETS		$287,741,561
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized
25,000,000 shares; 6,425,208 outstanding shares		$64,252
Additional paid-in capital		139,350,664
Accumulated net realized gain on investments		7,600,836
Net investment loss		(221,336)
Unrealized appreciation of investments		140,947,145
NET ASSETS		$287,741,561
NET ASSET VALUE
Offering and redemption price per share		$44.78

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013
(Unaudited)

INVESTMENT INCOME
Dividends		$1,145,930
Interest		5,530
		$1,151,460
EXPENSES:
Advisory fees	$936,170
Transfer agent fees and expenses	104,873
Financial services	140,180
Audit and tax service fees	40,000
Custodian fees and expenses	17,265
Directors fees and expenses	31,536
Registration fees	32,507
Reports to shareholders	28,026
Legal fees	25,811
Line of credit	18,958	1,375,326
Net investment loss		$(223,866)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$21,939,449
Cost of investment securities sold	11,877,341
Net realized gain on investments		$10,062,108
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$115,183,466
Unrealized appreciation at end of period	140,947,145
Change in unrealized appreciation of investments		25,763,679
Net realized and unrealized gain on investments		$35,825,787
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$35,601,921

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012
CHANGES IN NET ASSETS
Operations:
Net investment income (loss)	$(223,866)		$101,853
Net realized gain on investments	10,062,108		11,625,702
Change in unrealized appreciation of investments	25,763,679		22,230,259
Change in net assets resulting from operations		$35,601,921		$33,957,814
Distributions to shreholders from:
Net investment income	$(99,323)		—
Net realized capital gain	(11,422,144)	(11,521,467)	$(4,000,760)	(4,000,760)
Capital Stock transactions:
Proceeds from Capital Stock sold	$19,836,474		$30,591,964
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	10,168,960		3,452,019
Cost of Capital Stock repurchased*	(21,428,765)	8,576,669	(43,294,219)	(9,250,236)
Total change in net assets		$32,657,123		$20,706,818
NET ASSETS
Beginning of period		255,084,438		234,377,620
End of period		$287,741,561		$255,084,438
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		458,978		778,773
Shares issued to shareholders upon reinvestment of dividends and distributions		253,780		93,097
Shares of Capital Stock repurchased		(495,441)		(1,109,975)
Change in Capital Stock outstanding		217,317		(238,105)

*  Net of redemption fees of $6,041and $12,964 collected for the periods ended June 30, 2013 and December 31, 2012, respectively.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of period	$41.09		$36.36	$37.79	$30.64	$20.93	$34.14
Income from investment operations:
Net investment income (loss)	$(0.03)		$0.02	$(0.04)	$0.11	$(0.03)	$0.07
Net realized and unrealized gain (loss) on investment securities	5.58		5.35	(1.39)	7.15	9.74	(12.89)
Total from investment operations	$5.55		$5.37	$(1.43)	$7.26	$9.71	$(12.82)
Less distributions:
Dividends from net investment income	$(0.02)		—	—	$(0.11)	— *	$(0.07)
Distributions from net realized capital gains	(1.84)		$(0.64)	—	—	—	(0.32)
Total distributions	$(1.86)		$(0.64)	—	$(0.11)	— *	$(0.39)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$44.78		$41.09	$36.36	$37.79	$30.64	$20.93
Total investment return**	14.03%		14.96%	(3.78)%	23.69%	46.40%	(37.84)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$287,742		$255,084	$234,378	$269,136	$239,344	$186,514
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.97	%†	1.02%	1.00%	1.02%	1.09%	1.02%
After reimbursement from Adviser	0.97	%†	1.02%	1.00%	1.02%	1.07%	1.02%
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	(0.16	)%†	0.04%	(0.11)%	0.31%	(0.14)%	0.22%
After reimbursement from Adviser	(0.16	)%†	0.04%	(0.11)%	0.31%	(0.12)%	0.22%
Portfolio turnover rate	10	%†	2%	5%	3%	3%	11%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

See notes to financial statements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2013
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies. The Company's foreign investments are subject to additional risks such

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

as; foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $12,199,005 for the six months ended June 30, 2013. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2013, was $115,740,569 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2013, for federal income tax purposes was $138,659,982 and $0, respectively, resulting in net unrealized appreciation of $138,659,982. As of and during the period ended June 30, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2009 or by state tax authorities for years ended on or before September 30, 2008.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. No fees were waived during the period.

For the period ended June 30, 2013, the Fund paid aggregate fees of $30,791 to all Directors who are not affiliated persons of the Adviser.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase and for certain purchases made by persons elegible to purchase shares without a sales charge prior to April 1, 2013. For the period ended June 30, 2013, the Fund collected $6,041 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2013:

Level 1 — Quoted Prices	$254,400,551	(1)
Level 2 — Other significant observable inputs	33,987,776	(2)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$288,388,326

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the six months ended June 30, 2013.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 8 — Line of Credit

The Fund, along with FPA Paramount Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.125% per annum on any unused portion of the line of credit. During the period ended June 30, 2013, the Fund had no borrowings under the agreement.

FPA PERENNIAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2013
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested during the entire period.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Perennial Fund, Inc. does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value January 1, 2013	$1,000.00	$1,000.00
Ending Account Value June 30, 2013	$1,140.30	$1,020.13
Expenses Paid During Period*	$5.15	$4.87

*  Expenses are equal to the Fund's annualized expense ratio of 0.97%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2013 (181/365 days).

FPA PERENNIAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (72)†	Director & Chairman* Years Served: 1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (76)†	Director* Years Served: 4	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
A. Robert Pisano – (70)†	Director* Years Served: 1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Connection, The Motion Picture and Television Fund
Patrick B. Purcell – (70)†	Director* Years Served: 1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Eric S. Ende – (68)	Director* President & Portfolio Manager Years Served: 29	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3
Steven R. Geist (59)	Executive Vice President & Portfolio Manager Year Served: 17	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.
Gregory A. Herr (41)	Vice President & Portfolio Manager Years Served: <1	Managing Director of the Adviser since 2013 and Vice President and Analyst of the Adviser since 2007.
J. Richard Atwood – (53)	Treasurer Years Served: 16	Chief Operating Officer of the Adviser.
Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: 18	Vice President and Chief Compliance Officer of the Adviser.
Sherry Sasaki – (58)	Secretary Years Served: 30	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (44)	Assistant Treasurer Years Served: 7	Vice President and Controller of the Adviser.
Michael P. Gomez – (27)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan St.
Milwaukee, WI 53233

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 16, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 16, 2013